Exhibit 99.2
1 Trademark of Trinseo PLC or its affiliates First Quarter 2025 Financial Results & Second Quarter 2025 Outlook May 7, 2025

2 Introductions & Disclosure Rules Introductions • Frank Bozich, President & CEO • David Stasse, Executive Vice President & CFO • Bee van Kessel, Senior Vice President, Corporate Finance & Investor Relations Disclosure Rules This presentation may contain forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, forecasts, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like “expect,” “anticipate,” “believe,” “intend,” “forecast,” ”estimate,” “see,” “outlook,” “will,” “may,” “might,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would,” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding our business, the economy, our current indebtedness, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause future results to differ from those expressed by the forward-looking statements include, but are not limited to, conditions in the global economy and capital markets, including recessionary conditions and the impact of tariffs on global trade relations; our ability to successfully generate cost savings through restructuring and cost reduction initiatives; our ability to successfully execute our business and transformation strategy; increased costs or disruption in the supply of raw materials; deterioration of our credit profile limiting our access to commercial credit; increased energy costs; the timing of, and our ability to complete, a sale of our interest in Americas Styrenics; compliance with laws and regulations impacting our business; any disruptions in production at our chemical manufacturing facilities, including those resulting from accidental spills or discharges; our current and future levels of indebtedness and our ability to service, repay or refinance our indebtedness; our ability to meet the covenants under our existing indebtedness; our ability to generate cash flows from operations and achieve our forecasted cash flows; and those discussed in our Annual Report on Form 10-K, under Part I, Item 1A —"Risk Factors" and elsewhere in our other reports, filings and furnishings made with the U.S. Securities and Exchange Commission from time to time. As a result of these or other factors, our actual results, performance or achievements may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS and Free Cash Flow. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results and liquidity position of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance or liquidity, as applicable. We have provided a reconciliation of these measures to the most comparable GAAP metric alongside of the respective measure or otherwise in the Appendix section and in the accompanying press release.

3 Summary Q1 2025 Results • Net loss of $79 million and EPS of negative $2.22 included $25 million of refinancing costs for the debt transactions that closed in January 2025 • Adjusted EBITDA* of $65 million was $20 million above prior year driven by $26 million of polycarbonate technology licensing income and previously announced restructuring actions; partially offset by lower equity income from Americas Styrenics and lower volume * See Appendix for a reconciliation of non-GAAP measures Cash Generation & Liquidity • Cash used in operations of $110 million and capital expenditures of $9 million resulted in Free Cash Flow* of negative $119 million, which included a seasonal working capital build and $25 million of refinancing-related costs • First quarter ending cash of $128 million (of which $2 million was restricted) and total liquidity of $421 million Q2 2025 Outlook • Net loss of $61 million to $46 million and Adjusted EBITDA* of $55 million to $70 million • Seasonally higher volumes versus Q1 • Approximately breakeven Free Cash Flow* Key Initiatives • Focus on executing actions aligned to our transformation strategy and driving growth in areas that represent opportunities in any business environment • Disciplined discretionary spend and working capital management • Restructuring initiatives on track

Reinforcing our Transformation Strategy

TRINSEO

7 consecutive quarters of YoY Adj EBITDA* improvement


Year-Over-Year Adj EBITDA* Change
(80%)
(66%)
212%
223%
24%
18%
61%
27%
44%
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

On the right path

- Portfolio and asset footprint shift lowering our costs
- Growth through innovation
- Focus on sustainability
- Growth via geographic expansion (China and India)

<u>Highlighting our Q1'25 volume growth drivers:</u>

- Consumer electronics growth of 43%
- CASE growth of 3% in a flat demand environment
- Material substitution with anode battery grew >3.5x
- Focus on sustainable solutions with 33% volume growth
- Asia PMMA resin volumes almost doubled

* See Appendix for a reconciliation of non-GAAP measures

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5 Europe $370 U.S. $236 Asia-Pacific $154 Rest of World $25 Q1 2025 Sales and Volume Summary Net sales in $millions Volume variances exclude styrene-related sales Europe • Lower year-over-year volumes from Polystyrene portfolio optimization along with weak demand in building and construction and automotive U.S. • Lower year-over-year volumes from weak demand in Polymer Solutions, mainly driven by the automotive market segment Asia • Lower year-over-year volumes from Polystyrene portfolio optimization • Tariff-driven demand reduction in China began in February in Latex Binders and Polystyrene • Growth in Engineered Materials from consumer electronics and PMMA resins Net Sales Global $785 Sales Volume YoY: (14)% Sales Volume YoY: (10)% Sales Volume YoY: (27)% Sales Volume YoY: (4)%

6 Trinseo Q1 2025 Financial Results $785 ($79) $904 ($76) Net Sales Net Income Net Sales & Net Income ($MM) Q1'25 Q1'24 (2.22) (1.37) (2.14) (1.94) Diluted EPS Adj EPS* EPS ($) Q1'25 Q1'24 $65 $45 Q1'25 Q1'24 Adjusted EBITDA* ($MM) Vol Price FX Total (13%) 2% (2%) (13%) Net Sales • Adjusted EBITDA of $65 million was $20 million above prior year mainly driven by Polycarbonate licensing income as well as structural savings from the previously announced restructuring actions, which were partly offset by lower income from Americas Styrenics and lower volume • Equity affiliate income at Americas Styrenics was $8 million below prior year mainly driven by an unfavorable timing impact * See Appendix for a reconciliation of non-GAAP measures

7 Engineered Materials • First quarter sales volume to consumer electronics applications increased 43% versus prior year, partially offsetting the demand decline we saw across automotive and building and construction • Adjusted EBITDA was $16 million above prior year due to higher margins from moderating input costs and better sales mix $278 $283 Q1'25 Q1'24 Net Sales ($MM) Vol Price FX Total (3%) 3% (1%) (2%) $26 $10 Q1'25 Q1'24 Adjusted EBITDA ($MM) 72 78 Q1'25 Q1'24 Volume (kt)

8 • Adjusted EBITDA was $2 million below prior year on lower volumes in Asia and Europe in paper and board applications • Sales volumes sold to CASE applications accounted for 15% of total segment net sales, with volumes increasing 3% over prior year in a flat demand environment • Sales volumes in Battery Binders up >3.5x versus prior year as we continue to enhance our portfolio and win new business for grid storage applications Latex Binders $209 $241 Q1'25 Q1'24 Net Sales ($MM) $24 $26 Q1'25 Q1'24 Adjusted EBITDA ($MM) 98 119 Q1'25 Q1'24 Volume (kt) Vol Price FX Total (15%) 3% (2%) (13%)

9 Polymer Solutions • Adjusted EBITDA of $44 million was $15 million above prior year, as lower volumes were more than offset by fixed cost reductions and $26 million of Polycarbonate licensing income • Segment volumes were down 15% driven by lower automotive sales in all three regions as well as uneconomic volume in Polystyrene that we have walked away from $298 $380 Q1'25 Q1'24 Net Sales ($MM) $44 $29 Q1'25 Q1'24 Adjusted EBITDA ($MM) 174 204 Q1'25 Q1'24 Volume* (kt) Vol Price FX Total (19%) (0%) (2%) (22%) *Volume excludes styrene-related sales

10 Regional End Market Exposure Trinseo Net Sales EMEA NAA APAC Appliances 10% 0% 16% Packaging 11% 0% 9% Automotive 16% 32% 11% Building & Construction / Sheet 22% 25% 4% Consumer Electronics 0% 0% 20% Textile 5% 6% 4% Graphical Paper 2% 6% 15% Board & Specialty Paper 12% 10% 11% Styrene / MMA / Other 23% 20% 11% 100% 100% 100% >95% of our products are produced and sold within the same region Tariff Impacts • Negative impacts being felt in automotive globally, and appliances and paper / board in China • Anticipate positive impacts in certain regional markets where we are a local producer

11 $1,933 $445 2025 2026 2027 2028 Term Loans 2L Senior Secured Notes due 2029 Debt and Liquidity (Q1’ 25) Cash and Borrowing Debt Maturity Schedule ($millions) Facilities ($millions) Revolving Credit Facility* AR Securitization Cash $421MM Combined Cash and Availability under Committed Facilities $126 $15 $280 ** * Revolving Credit Facility available funds of $280 million is net of $20 million outstanding letters of credit ** Cash of $126 million excludes restricted cash of $2 million

2025 Outlook

TRINSEO

Q2 2025

- Net loss of $61 million to $46 million and Adjusted EBITDA* of $55 million to $70 million
- Seasonally higher volumes and improved earnings at Americas Styrenics
- Approximately breakeven Free Cash Flow*

Full-Year 2025

- Due to increased tariff and geopolitical uncertainty, we are withdrawing all full-year guidance furnished in connection with our debt refinancing transaction
- Profitability improvement driven by previously announced restructuring initiatives, more normalized earnings at Americas Styrenics
- Modeling information:

1% Volume variance: ~$10MM FY impact	1 EUR Natural gas (MWh): ~$1MM FY impact
1% EUR/USD variance: ~$1MM FY impact	1% Interest rate variance: ~$19MM FY impact

*For the definition of Adjusted EBITDA, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated May 7, 2025

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13 FY 2025 Cash Flow Components Item Estimate Capital Expenditures $65 million Cash Interest $195 million Cash Taxes $35 million Restructuring Cost $45 million Turnarounds $10 million Working Capital / Other $20 million Net Cash Expenditures $370 million Assumptions • Capital Expenditures include approximately $40 million for maintenance; remainder focused on sustainability projects • Restructuring Cost includes Stade virgin PC closure, corporate restructuring, and remainder of styrene closures

14 Appendix

Segment Information

TRINSEO

(in $millions, unless noted)	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	2023	2024
Engineered Materials	73	77	73	76	78	88	74	71	72	300	310
Latex Binders	112	117	112	106	119	111	106	97	98	447	434
Polymer Solutions	210	200	192	177	204	174	167	172	174	779	718
Trade Volume* (kt)	**396**	**393**	**377**	**359**	**402**	**374**	**347**	**340**	**345**	**1,525**	**1,462**
Engineered Materials	305	300	276	275	283	324	294	276	278	1,157	1,177
Latex Binders	249	255	224	215	241	252	242	218	209	943	954
Polymer Solutions	442	407	379	347	380	344	331	327	298	1,576	1,382
Net Sales	**996**	**963**	**879**	**837**	**904**	**920**	**868**	**821**	**785**	**3,675**	**3,513**
Engineered Materials	0	23	15	7	10	32	34	27	26	46	102
Latex Binders	24	23	18	18	26	26	26	19	24	83	95
Polymer Solutions	21	15	6	9	29	16	23	17	44	50	86
Americas Styrenics	18	13	19	13	6	16	4	(10)	(2)	62	15
Corporate	(26)	(17)	(17)	(27)	(26)	(23)	(20)	(26)	(28)	(87)	(95)
Adjusted EBITDA**	**36**	**57**	**41**	**20**	**45**	**67**	**66**	**26**	**65**	**154**	**204**
Adj EBITDA Variance Analysis											
Net Timing*** Impacts - Fav/(Unfav)											
Engineered Materials	(7)	(8)	(6)	5	(7)	0	1	(1)	(0)	(17)	(6)
Latex Binders	1	(1)	(1)	0	2	(1)	1	0	1	(1)	2
Polymer Solutions	4	(6)	3	(4)	18	(9)	2	(9)	8	(3)	2
Net Timing* Impacts - Fav/(Unfav)**	**(2)**	**(16)**	**(4)**	**1**	**13**	**(10)**	**3**	**(9)**	**9**	**(20)**	**(2)**

*Trade volume excludes styrene-related sales

**See this Appendix for a reconciliation of non-GAAP measures

***Net Timing is the difference between Raw Material Timing and Price Lag. Raw Material Timing represents the timing of raw material cost changes flowing through cost of goods sold versus current pricing. Price Lag represents the difference in revenue between the current contractual price and the current period price.

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US GAAP to Non-GAAP Reconciliation

(in $millions, unless noted)	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	2023	2024
Net Loss	(48.9)	(349.0)	(38.4)	(265.0)	(75.5)	(67.8)	(87.3)	(117.9)	(79.0)	(701.3)	(348.5)
Interest expense, net	38.3	40.2	46.6	63.3	63.0	64.7	72.3	67.5	66.6	188.4	267.5
Provision for (benefit from) income taxes	(16.7)	(25.1)	(17.7)	127.9	5.4	20.3	3.4	1.4	6.6	68.4	30.5
Depreciation and amortization	56.0	52.5	38.2	74.4	45.0	46.6	48.3	70.3	36.0	221.2	210.2
EBITDA	28.7	(281.4)	28.7	0.6	37.9	63.8	36.7	21.3	30.2	(223.3)	159.7
Other items	3.6	2.6	7.2	8.0	1.3	2.5	0.9	1.7	2.3	21.4	6.4
Restructuring and other charges	3.7	1.5	13.8	12.5	9.4	4.0	28.5	2.8	7.4	31.5	44.7
Loss on financing transactions	-	-	-	-	-	-	-	-	24.9	-	-
Net gain on disposition of businesses and assets	-	(16.3)	(9.3)	-	(3.6)	(3.5)	-	-	-	(25.6)	(7.1)
Acquisition transaction and integration net costs	-	0.1	-	(1.5)	-	-	-	-	-	(1.4)	-
Goodwill impairment charges	-	349.0	-	-	-	-	-	-	-	349.0	-
Asset impairment charges or write-offs	0.3	1.3	0.5	0.6	-	-	-	-	-	2.7	-
Adjusted EBITDA	36.3	56.8	40.9	20.2	45.0	66.8	66.1	25.8	64.8	154.3	203.7
<u>Adjusted EBITDA to Adjusted Net Income</u>											
Adjusted EBITDA	36.3	56.8	40.9	20.2	45.0	66.8	66.1	25.8	64.8	154.3	203.7
Interest expense, net	38.3	40.2	46.6	63.3	63.0	64.7	72.3	67.5	66.6	188.4	267.5
Provision for (benefit from) income taxes - Adjusted	(20.0)	34.8	(18.6)	12.1	4.2	5.9	3.5	6.4	1.2	8.3	20.0
Depreciation and amortization - Adjusted	53.3	49.5	49.2	50.0	46.3	47.9	47.8	46.4	45.5	202.0	188.4
Adjusted Net Income (Loss)	(35.3)	(67.7)	(36.3)	(105.2)	(68.5)	(51.7)	(57.5)	(94.5)	(48.5)	(244.4)	(272.2)
Wtd Avg Shares - Diluted (000)	*35,032*	*35,153*	*35,191*	*35,200*	*35,250*	*35,307*	*35,360*	*35,403*	*35,403*	*35,274*	*35,330*
Adjusted EPS - Diluted ($)	*(1.01)*	*(1.93)*	*(1.03)*	*(2.99)*	*(1.94)*	*(1.46)*	*(1.63)*	*(2.67)*	*(1.37)*	*(6.93)*	*(7.70)*
<u>Adjustments by Statement of Operations Caption</u>											
Loss on extinguishment of long-term debt	-	-	-	-	-	-	*0.6*	-	*0.2*	-	*0.6*
Cost of sales	-	*1.2*	*0.4*	*5.5*	-	-	-	-	-	*7.1*	-
SG&A	*7.3*	*(12.1)*	*15.4*	*13.5*	*7.1*	*6.5*	*29.6*	*4.5*	*34.4*	*24.1*	*47.7*
Impairment and other charges	*0.3*	*349.1*	-	*0.6*	-	-	-	-	-	*350.0*	-
Acquisition purchase price hedge (gain) loss	-	-	-	-	-	-	-	-	-	-	-
Other expense (income), net	-	-	*(3.6)*	-	-	*(3.5)*	*(0.8)*	-	-	*(3.6)*	*(4.3)*
Total EBITDA Adjustments	*7.6*	*338.2*	*12.2*	*19.6*	*7.1*	*3.0*	*29.4*	*4.5*	*34.6*	*377.6*	*44.0*
<u>Free Cash Flow Reconciliation</u>											
Cash provided by (used in) operating activities	45.4	56.5	29.3	17.5	(66.2)	(41.9)	8.8	85.1	(110.3)	148.7	(14.2)
Capital expenditures	(21.8)	(13.8)	(13.5)	(20.6)	(15.7)	(14.2)	(12.2)	(21.2)	(8.7)	(69.7)	(63.3)
Free Cash Flow	23.6	42.7	15.8	(3.1)	(81.9)	(56.1)	(3.4)	63.9	(119.0)	79.0	(77.5)

NOTE: For definitions of non-GAAP measures as well as descriptions of current period reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated May 7, 2025. Totals may not sum due to rounding.

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17 US GAAP to Non-GAAP Reconciliation NOTE: For definitions of non-GAAP measures as well as descriptions of current period reconciling items from Net Income (Loss) to Adjusted EBITDA and to Adjusted Net Income (Loss), refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated May 7, 2025. Totals may not sum due to rounding. Profitability Outlook